SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

Sterling Mining Company
(Exact name of registrant as specified in its charter)

Idaho
(State or Other Jurisdiction of Incorporation or Organization)

000-52669	82-0300575
(Commission File Number)	(I.R.S. Employer Identification Number)

2201 N. Government Way, Ste E
Coeur d’Alene, ID 83814
(Address of principal executive offices including zip code)

(208) 666-4070
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP

Sterling Mining Company (the “Company”) filed a voluntary petition for bankruptcy protection on March 3, 2009 under Chapter 11 of the Bankruptcy Code.  On May 15, 2009 the Company received a Memorandum of Decision relating to two motions which have been before the Bankruptcy Court for consideration. These motions include a motion for Debtor-in-Possession financing under Section 364 of the Bankruptcy Code, and a motion by the Company to cure defaults and assume the Sunshine Mine Lease under Section 365 of the Bankruptcy Code.  Both Motions were decided in favor of the Company. The full text of the Memorandum of Decision is attached hereto as Exhibit

Exhibit No.	Description

99.1	Memorandum of Decision on Motion to Assume Lease and Motion for Approval of Post-Petition Financing

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize

STERLING MINING COMPANY

Dated: May 19, 2009	By:	:/s/ Roger A. Van Voorhees
Roger A. Van Voorhees
President/Chief Executive Officer